© Fifth Third Bank | All Rights Reserved
Exhibit 99.1
Citi Financial Services Conference
Kevin T. Kabat
President & Chief Executive Officer
March 9, 2011
Please refer to earnings release dated January 19, 2011 and
10-K dated February 28, 2011 for further information

© Fifth Third Bank | All Rights Reserved
Key themes
Well-positioned for success and leadership in new banking landscape
Return to solid profitability
in 2010, broad-based credit
improvements, exceed fully
phased-in Basel III capital
standards today
Completely exited all
crisis-era government
support programs, one of
the few large banks without
TLGP-guaranteed debt
Continued investments in
business throughout crisis
to maintain and enhance
revenue-generating
capability
No significant business at
Fifth Third impaired during
crisis; traditional banking
focus consistent with
direction of financial reform

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Fifth Third franchise
Naples
Kentucky
Tennessee
Georgia
Florida
North
Carolina
West
Virginia
Pennsylvania
Ohio
Michigan
Illinois
Indiana
Missouri
Branch Banking Consumer Lending
Commercial Banking Investment Advisors
• $1.1bn total revenue
• $20.5bn average loans
• $65.6bn mortgage servicing
portfolio
• 7,700 dealer indirect auto lending
network
• Top 5 market share leader within
the non-captive prime auto
lending space
• $69mm credit interchange
revenue
• 1,312 full-service banking centers
• 2,445 full-service ATMs
• $2.4bn total revenue
• $17.8bn average loans
• $44.6bn average core deposits
• 1.5mm online banking customers
• $204mm debit interchange
revenue
• $2.2bn total revenue
• $38.4bn average loans
• $24.2bn average core deposits
• 1,350 large corporate client
relationships
• 18,500 middle market client
relationships
• 236,500 treasury management
lead accounts
• $494mm total revenue
• $2.6bn average loans
• $5.9bn average core deposits
• $25bn assets under management
• $266bn assets under care
Headquartered in Cincinnati, Ohio with 15 affiliates
across the Midwest and Southeast United States
• 49% interest in Fifth Third Processing Solutions, LLC

7.6
7.4
7.2
7.0
6.8
6.6
6.99
6.96
7.17
7.34
7.50
4Q09
1Q10
2Q10
3Q10
4Q10
5.0
4.0
3.0
2.0
1.0
0.0
3.82
3.51
3.30
2.07
2.15
4Q09
1Q10
2Q10
3Q10
4Q10
200
150
100
50
0
79
98
131
142[4]
164
4Q09
1Q10
2Q10
3Q10
4Q10
1.25
1.00
0.75
0.50
0.25
0.00
(0.25)
(0.50)
(0.35)
(0.04)
0.68
0.84
1.18
4Q09
1Q10
2Q10
3Q10
4Q10

4
© Fifth Third Bank | All Rights Reserved
A foundation of continued growth
Capital – foundation for continued growth
— Tier 1 common capital has increased 313bps or $2.6bn
1
— Capital base transformed through series of capital actions
–
9.4% pro forma Tier 1 ratio excluding trust preferred
securities to be phased-out beginning 2013
— Capital levels supplemented by strong reserve levels
–
Loan loss reserves 3.88% of loans and 179% of NPLs
— 9.0% pro forma Tier 1 common ratio is $1.0bn in excess of
internal 8.0% target
Credit – ongoing discipline driving steady improvement
— Broad-based improvements in problem loans
–
72% reduction in 90+ day delinquent loans since 3Q09
–
NCO ratio of 1.86%, first time below 2.0% since 2Q08
–
164% PPNR
2
/ NCOs in 4Q10
— Balance sheet risk lowered through asset sales, resolutions
–
$1.3bn (43%) decline in NPLs since 4Q09
Profitability – recent results support positive momentum
— PPNR remained stable throughout cycle
— 5 consecutive quarters of increasing earnings with 3 consecutive profitable quarters
— Return on assets 1.18%; Return on average common equity
10.4% in 4Q10

Since December 31, 2008

Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense
3
Nonperforming loans and leases as a percent of portfolio loans, leases and other assets, including other real estate owned (excludes nonaccrual loans held-for-sale)
4 Excluding $510mm net charge-offs attributable to credit actions and $127mm in net BOLI settlement gains
Tier 1 common ratio (%)
NPL / Loans

(%)
PPNR / Net charge-offs (%)
Return on assets (%)

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Diverse revenue stream
• Improving economy supportive of underlying revenue growth from loan growth and business fee income
– Higher market interest rates in future should add further benefit
• Negative impact of Reg E fully absorbed into results in 4Q10
• Timing and initial impact of debit interchange legislation currently unknown
– Legislative changes possible
– Timing of implementation 2H11, unless timeline altered
– ~3% of revenue at risk from initial impact before mitigating actions
– Valuable product and service; expect to mitigate through adjustments to product and service offerings
Deposit fees
Corporate
banking
Investment
advisors
Other
Mortgage
Card & Processing
42% Fee income
NII
Fee income as % of 2010 revenue 4Q10 Fee income distribution
Economic trends should support long-term improvement in results through balance sheet growth and higher business activity

Commercial portfolio composition
12/31/07 vs. 12/31/10

53%
62%
38%
31%
8%
8%
C&I
CRE
Coml lease
2007
2010

Consumer portfolio composition
12/31/07 vs. 12/31/10

29%
25%
35%
35%
28%
32%
4%
6%
3%
2%
Resi mtg.
Home equity
Auto
Credit card
Other cons.
2007
2010

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Shift to higher quality average loan balances
• Average commercial loan balances 56% of loans in 4Q10
• Suspended homebuilder and developer lending in 4Q07 and
commercial non-owner occupied real estate lending in 2Q08
– CRE loans represented only 17% of total loan portfolio
– CRE portfolio balances 31% in 4Q10 vs. 38% in 4Q07,
decreased 23% or $3.9bn
• Sold or transferred to held-for-sale $1.3bn of CRE loans in
4Q08 and transferred $961mm of commercial loans to held-
for-sale in 3Q10 (majority sold in 4Q10)
• C&I loans represented 62% of commercial loans and grew 7%
sequentially in 4Q10*
• Average consumer loan balances 44% of loans in 4Q10
• Discontinued origination of brokered home equity products
at the end of 2007
• Sold $228mm of mostly non-performing residential mortgage
loans in 3Q10
• Top 5 market share leader within the non-captive prime auto lending space
• Began retaining branch-originated and shorter-term
mortgages in 3Q10
Note: Balances exclude loans held-for-sale
* Excludes impact of Fifth Third Processing Solutions, LLC loan refinancing in 4Q10

Adjusted PPNR +19%; Credit adjusted PPNR +14%
483
3
94
564
8
57
539
45
111
562
31
73
569
1
91
552
15
55
634
42
67
576
34
53
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

Significant purchase accounting benefit
Peer avg.: 2.2%
3.4%
3.3%
2.6%
2.4%
2.4%
2.2%
2.1%
2.0%
1.9%
1.7%
1.5%
1.3%
USB
WFC
BBT
MTB
PNC
FITB
HBAN
STI
RF
KEY
MI
ZION
CMA

Peer avg.: 135%[1]
509%
224%
211%
166%
165%
147%
144%
142%
111%
71%
61%
40%
MTB
USB
WFC
CMA
PNC
FITB
KEY
BBT
HBAN
STI
RF
ZION
MI

Peer avg.: 92%
248%
115%
107%
106%
99%
96%
89%
60%
56%
53%
36%
36%
USB
HBAN
KEY
MTB
FITB
WFC
PNC
BBT
CMA
STI
RF
MI
ZION

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Strong pre-provision net revenue
Core PPNR trend
Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense; refer to appendix for reconciliation
Source: SNL Financial and company reports. Data as of 4Q10.
• Reported PPNR of $583mm down 34% from strong 3Q10 levels, which included higher mortgage banking revenue, and up 4% over prior year
• Adjusted PPNR of $576mm, due to adjustments totaling ($7mm), resulting in sequential decrease of 9% and year-over-year increase of
2%
• Excluding the impact of credit-related adjustments ($87mm in 4Q10),
PPNR down 11% versus 3Q10; stable versus 4Q09
Robust profitability provides strong loss absorption
Core PPNR / Risk-weighted assets
Core PPNR / Net charge-offs
Core PPNR / HFI Nonperforming assets
2
1 Peer average excludes MTB
2 NPAs exclude covered assets for BBT, USB, ZION
*

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ROAA upside remains
Fourth quarter ROA of 1.18% included
—
Provision expense / average loans
of 87 bps
— $87mm of credit-related costs in
revenue and expense
Elevated credit costs should decline as
conditions normalize
— Credit-related costs historically of
~$25mm (pre-credit crisis)
— 1997-2006 Average Provision /
Loans of ~50 bps (45 bps average
net charge-off ratio)
— 4Q10 results and historical average
credit results would produce an
ROAA of approximately 1.4%
Long-term target of 1.30 – 1.50% Return on Assets
Earning Asset growth Mid-50% efficiency ratio
NIM of 3.5-4.0% Provision of 40-60 bps
Fees / Revenue ~40% Mitigation of financial reform
4Q10
Actual
4Q10
Illustrative
PPNR ex-credit costs* $670 $670
Credit costs (87) (25)
Reported PPNR 583 645
Provision** (166) (95)
Pre-tax income 417 550
Taxes*** (84) (165)
Net Income 333 385
ROAA 1.18% 1.37%
Illustrative ROA calculation using
historical NCO and credit-related costs
* PPNR before inclusion of credit costs
** Illustrative provision calculated using 50 bps historical average provision / loan ratio
*** Assumed effective tax rate of ~30%

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
FITB
Peer Average

1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
1Q11 expect down*
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

Strong relative credit trends
FITB problem credit metrics have moved below peer levels
HFI NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
(7.5%)*(HFS transfer)
5.0%

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Source: SNL Financial and company filings. Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, and ZION.
NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate..
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale
^ Expected as of January 19, 2011
3.8%
Before credit
actions
2.3%*
Before credit
actions
1Q11
expect
stable^

FIFTH THIRD BANK

0.6%
1.1%
1.8%
1.9%
1.9%
2.0%
2.0%
2.1%
2.1%
2.1%
2.7%
3.2%
4.4%
MTB CMA HBAN FITB USB KEY WFC BBT PNC STI ZION RF MI

1.9%
2.2%
2.8%
2.8%
2.8%
3.1%
3.5%
3.5%
4.1%
4.2%
4.3%
4.8%
5.0%
USB HBAN KEY FITB MTB CMA BBT PNC STI WFC RF ZION MI

188%
179%
161%
150%
126%
109%
101%
96%
90%
88%
80%
73%
72%
USB FITB HBAN KEY BBT PNC RF ZION MI WFC CMA MTB STI

296%
213%
201%
183%
158%
156%
151%
143%
141%
127%
121%
118%
81%
MTB FITB CMA HBAN KEY PNC WFC USB ZION BBT STI RF MI

Credit metrics & reserve coverage outperform peers
HFI NPA Ratio Net Charge-off Ratio (Annualized)
Reserve coverage strong relative to problem assets and losses
Peer average: 2.2%
Peer average: 3.5%
Reserves / NPLs
Peer average: 111%
Reserves / Net Charge-offs (Annualized)
Peer average: 156%
FITB credit metrics lower than peers and represent position of relative strength

© Fifth Third Bank | All Rights Reserved
Source: SNL Financial and company reports. Data as of 4Q10. HFI NPAs and NPLs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION

FIFTH THIRD BANK

10.1%
9.8%
9.3%
9.3%
9.1%
9.0%
9.0%
8.4%
8.1%
7.9%
7.8%
7.5%
6.7%
6.5%

Strong pro forma capital position
Fifth Third’s capital position will be well in excess of any established standards and most peers
Red: repaid TARP
Tier 1 common (peers)
Tier 1 common (FITB)
Reserves
(Tier 1 common + reserves) / RWA
(not adjusted for Basel III)
11.6%
12.1%
11.4%
12.2%
12.0%
12.4%
11.4%
10.3%
11.3%
9.9%
10.5%
10.2%
7.9%
10.8%
CMA    PNC    KEY    HBAN  BBT     PF      ZION   WFC    STI
RF     USB
FITB      MI      MTB
FITB¹
Bank     PF     Bank  Bank   Bank  Bank   Bank   FITB   Bank  Bank    Bank  Bank   Bank  Bank  Bank   Bank   Bank
1      FITB²
2         3           4         5         6               7         8          9        10         11       12      13        14       15
12.3%
9.3%
7.5%
10.7%
Peers not in order of graph at left; estimated
(Tier 1 common + reserves) / RWA
(adjusted for Basel III)
Note: Estimates based on current Basel III rules released by the Basel Committee, not adjusted for potential mitigation efforts. Four large peers include estimated Basel III RWA impact based on BIS proposals
2
Pro forma for TARP redemption and issuance of $1.7bn of common equity net of associated items, and phase-out of trust-preferred securities
1
Pro forma for TARP redemption and issuance of $1.7bn of common equity net of associated items.
Reserves
Tier 1 common (peers)
Tier 1 common (FITB)
Source: SNL Financial, company filings, and third-party estimates. Regulatory financial data as of 4Q10. Common equity ratios for non-TARP repayers exclude discount accretion from attribution of TARP value. Refer to Regulation G Non-GAAP Reconciliation in appendix.

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Capital management philosophy
• Return excess capital to shareholders after assessment of other capital deployment alternatives and maintenance of buffers over targeted and required capital levels
• Evaluate any share repurchases in context of stock price level
• Not expected in near term
Share repurchases*
• Prudently expand franchise or increase density in core markets via disciplined acquisitions or de novos
• Attain top 3 market position in 65% of markets or more
Strategic opportunities*
• Strong levels of profitability would support significantly higher dividend than current dividend
• Subject to consideration and approval of plans submitted under CCPR**
Return to more normal dividend policy*
• Support growth of core banking franchise
• Improving loan demand in recovering economy
Organic growth opportunities
* Subject to Board of Directors and regulatory approval
** Comprehensive Capital Plan Review by Federal Reserve
Internal Tier 1 common equity target of 8% range

FIFTH THIRD BANK

Achieve market share leadership in a majority of our markets

- Higher deposits / branch
- Better and deeper customer relationships

Focus on expanding underpenetrated high-potential service areas

- Small business
- Private banking
- Treasury management

Ongoing initiatives

- Customer satisfaction
- Employee engagement
- Business line sales integration strategy

Opportunistic hiring

- Market disruption has allowed us to hire strong talent from former competitors

Continuing to invest for the future 13 © Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Customer-centric traditional banking model:
well-positioned for changed financial landscape
Fifth Third’s business model is driven by traditional banking activities
— Largest bank headquartered within Fifth Third’s core Midwest footprint
— Focus on expansion and development of businesses where regional leadership matters
–
Retail, small business, and mid-market commercial
–
Select national lines where the bank has a distinctive element (i.e., Fifth Third
Processing Solutions, Indirect Auto, Healthcare)
— Didn’t / don’t originate or sell CDOs or securitize loans on behalf of others; no mortgage securitizations outstanding (except ~$120mm HELOC from 2003)
— Didn’t / don’t originate or sell subprime mortgages or Option ARMs
— Low level of financial system “interconnectedness” (e.g., Fifth Third loss in Lehman bankruptcy should be less than $2mm)
— Little to no impact from Volcker rule (de minimis market maker in derivatives, proprietary trading); daily VaR less than $500 thousand
–
Small private equity portfolio ~$100mm (holding company subsidiary)
Fifth Third’s businesses have performed well through the crisis - expect reintermediation and the landscape to evolve further toward our traditional strengths
No significant business at Fifth Third impaired during crisis; traditional banking focus consistent with direction of financial reform

© Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for more than two years of obligations; no holding company or
Bank debt maturities until 2013
• Bank level capital ratios significantly above most peers
• After TARP repayment, Fifth Third has completely exited all crisis-era government support programs
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt
Superior capital and liquidity position
• $1.2bn problem assets addressed through loan sales and transfer to HFS in 3Q10
• NCOs less than 2% of average loans (annualized); 213% reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (164% PPNR / NCOs in 4Q10)
• 1.18% ROAA in 4Q10
Strong industry leader in earnings power

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth
Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and
(23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
Potential impact of key elements of Dodd-Frank Act
and other recent financial legislation*
Scope of activity Potential impact**
Volcker Rule /
Derivatives
• Vast majority of derivatives activities are exempted
(FITB generally not a market maker)
• Any proprietary trading de minimis
• “P/E” fund investments ~$100mm (<1% of Tier 1
capital)
• Expect minimal financial impact from loss of existing
revenue
• Potentially higher compliance costs despite small levels
of non-exempt activities
Debit
Interchange
(Durbin
Amendment)
• 2010 debit interchange revenue of $204mm
• 2010 debit interchange $ volume: $15.7B
– Signature $12.2B, PIN $3.5B
– Signature 347mm, PIN 86mm
• Fed has proposed limits on debt interchange; proposal
currently out for comment
• Proposals would apply caps of $0.12 or $0.07 per transaction
(e.g., on volume which in 2010 was 433 million transactions)
• If proposal implemented as written, we would expect
substantial mitigation of any reduction in revenue through
actions by FITB and competitors to recapture costs of providing this service to customers and merchants
Deposit
Insurance
• Current assessed base (Deposits): ~$78B
• Proposed assessed base (Assets-TE): ~$97B
• FITB rate under new industry assessment, based
upon large bank scorecard, less than rate under old
assessment
• Lower due to reduced share of assessed base
Reg. E
• Requires customers to “opt-in” to allow non-recurring
electronic overdrafts (e.g. debit, ATM) from accounts
• Estimated 4Q10 impact of $17mm ($68mm annualized)
to deposit service charges, before effect of mitigation; in
full run-rate for 4Q10
Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time
TRUPs exclusion
(Collins
Amendment)
• ~280 bps of non-common Tier 1 capital in capital
structure
• >300 bps of non-common Tier 1 currently
– Expected to be more than needed post-Basel III
• 3-year transition period begins 2013
• Will manage capital structure to desired composition
* Based on current understanding of legislation. ** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation and does not include benefit of mitigation activities. Please refer also to cautionary statement.
• 2010 debit interchange transaction volume:
433mm

$200
$180
$160
$140
$120
$100
$80
$60
$40
$117
$172
$166
$184
$161
12
11
12
12
11
105
161
154
172
150
4Q09
1Q10
2Q10
3Q10
4Q10
GSE
Private
Claims

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
Demand requests and repurchase losses remain volatile and near-term repurchase losses are expected to remain elevated
— Number of outstanding demand requests (units) down 9% from 3Q10, outstanding demand requests ($) down 13%
Virtually all sold loans and new claims relate to GSEs or GNMA
— 98% of outstanding balance of loans sold
— 92% of outstanding claims
Majority of new claims and repurchase losses relate to 2006 through 2008 vintages
— 75% of new claims for 2010 YTD
Majority of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Claims and exposure related to whole loan sales (no outstanding first mortgage securitizations)
Repurchase Reserves* ($ in millions)
4Q09 1Q10 2Q10 3Q10 4Q10
Beginning balance $48 $58 $84 $85 $103
Net reserve additions 25 39 19 49 21
Repurchase losses (15) (13) (18) (31) (23)
Ending balance $58 $84 $85 $103 $101
Outstanding Counterparty Claims ($ in millions) Outstanding Balance of Sold Loans ($ in millions)
GSE GNMA Private Total
2005 and prior $8,497 $333 $705 $9,535
2006 2,194 71 333 2,598
2007 3,591 105 285 3,981
2008 3,746 847 - 4,593
2009 and later 25,355 7,173 - 32,527
Total $43,382 $8,529 $1,323 $53,234
* Includes reps and warranty reserve ($85mm) and reserve for loans sold with recourse ($16mm).

FIFTH THIRD BANK

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12

15%
19%
21%
20%
25%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

70%
60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

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Troubled debt restructurings (TDR) overview
Successive improvement in vintage performance during 2008
and 2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a
lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs less likely to redefault than
modifications on GSE mortgages
Of $1.8bn in consumer TDRs, $1.6bn were on accrual status
and $206mm were nonaccruals
— $1.1bn of TDRs are current and have been on the
books 6 or more months; within that, nearly $800mm
of TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity declines
significantly
— We see much lower defaults on current loans after a
vintage approaches 12 months since modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data through 3Q10
Mortgage TDR 60+ redefault trend by vintage
1Q08      $55
2Q08    $114
3Q08    $112
4Q08    $128
1Q09    $189
2Q09    $219
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through September 2010)
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage ($mm)
Freddie Mac
3Q09    $269
Current consumer TDRs (%)
4Q09    $137
$1.1bn
2008
2009
1Q10    $131
2Q10    $105

Other Assets Especially Mentioned (OAEM)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,397
$2,413
$3,457
$2,959
2007
2008
2009
2010

Substandard
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,209
$4,255
$6,047
$5,162
2007
2008
2009
2010

Doubtful
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$84
$1,239
$458
$321
2007
2008
2009
2010

Total
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2007
2008
2009
2010

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Criticized / Classified commercial assets
$3,690
$7,906
$9,961
$8,442
Criticized assets have declined significantly in all categories since the peak in 2009
* Criticized / Classified assets also include $2mm, $9mm, and $2mm of loss assets in 2007, 2008, and 2009, respectively
OAEM
Substandard
Doubtful

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NPL HFI Rollforward
Commercial
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Beginning NPL Amount 1,406 1,937 2,110 2,430 2,392 2,172 1,980 1,261
New nonaccrual loans 799 544 832 602 405 310 290 308
Paydowns, payoffs, sales and net other activity (157) (190) (246) (332) (425) (401) (631) (169)
Charge-offs (111) (181) (266) (308) (200) (100) (379) (103)
Ending Commercial NPL 1,937 2,110 2,430 2,392 2,172 1,980 1,261 1,298
Consumer
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Beginning NPL Amount 457 459 477 517 555 561 550 323
New nonaccrual loans 157 125 160 152 137 205 157 159
Net other activity (155) (107) (120) (114) (131) (216) (384) (100)
Ending Consumer NPL 459 477 517 555 561 550 323 382
Total NPL 2,396 2,587 2,947 2,947 2,733 2,530 1,584 1,680
Total new nonaccrual loans - HFI 956 669 992 754 542 515 447 467
NPL Rollforward
Significant improvement in NPL inflows over past two years
* 3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans
*
*

FIFTH THIRD BANK

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
+6% QoQ; (43%) YoY
555
561
550
323
382
2,392
2,172
1,980
1,261
1,298
4Q09
1Q10
2Q10
3Q10
4Q10
Commercial
Consumer

$1,000
$800
$600
$400
$200
$0
+4% QoQ; (38%) YoY
$754
$542
$510
$447
$467
$602
$405
$310
$290
$308
$152
$137
$205
$157
$159
4Q09
1Q10
2Q10
3Q10*
4Q10
Total
Commercial
Consumer

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Non-performing loans
Non-performing loans ($mm)
Non-performing loans improving with lower
severity mix; benefit of sales/transfers
Fifth Third’s non-performing loan inflows (relative to loans) were higher than peers throughout 2008. More recently, FITB inflows have been proportionally lower than peers
FITB NPL inflows (relative to loans) vs. peers
FITB
Source: SNL Financial and company filings. Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MI, MTB, PNC, RF, STI, USB, and WFC
New HFI non-performing loan flows ($mm)
NPL inflows have declined significantly
* 3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans
FITB
ex-HFS
$2.9bn
$2.7bn
$2.5bn
$1.6bn
$1.7bn

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Pre-provision net revenue reconciliation
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Reported PPNR $511 $2,393 $844 $562 $568 $567 $760 $583
Adjustments:
BOLI 54 - - - - - (127) -
Gain on sale of Visa shares - - (244) - 9 - - -
Gain from sale of processing interest - (1,764) 6 - - - - -
Divested merchant and EFT revenue (155) (169) 2 - - - - -
Class B Visa swap fair value adjustment - - - - - - - -
Securities gains/losses 24 (5) (8) (2) (14) (8) (4) (21)
Litigation reserve expense - - (73) 22   4   3   - -
Extinguishment of FHLB funding - - - - - - - 17
FTPS warrants + puts - - - (20) 2 (10) 5 (3)
Seasonal pension expense - - 10 - - - - -
FDIC special assessment - 55 - - - - - -
Divested merchant and EFT expense (est.) 49 54 2 - - - - -
Core PPNR $483 $564 $539 $562 $569 $552 $634 $576
Credit related items:
OREO write-downs, FV adjs, & G/L on loan sales 3 8 45 31 1 15 42 34
Problem asset work-out expenses 94 57 111 73 91 55 67 53
Credit-adjusted core PPNR $580 $630 $695 $666 $661 $622 $743 $663

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions Proforma
(unaudited) CS Issue, TARP
December December September June March December
2010 2010 2010 2010 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) 12,292                14,051              13,884              13,701            13,408            13,497
Less:
Preferred stock (398)                     (3,654)              (3,642)              (3,631)            (3,620)            (3,609)
Goodwill (2,417)                 (2,417)              (2,417)              (2,417)            (2,417)            (2,417)
Intangible assets (62)                       (62)                   (72)                   (83)                 (94)                 (106)
Tangible common equity, including unrealized gains / losses (a) 9,415                  7,918                7,753                7,570              7,277              7,365
Less: Accumulated other comprehensive income / loss (314)                     (314)                 (432)                 (440)               (288)               (241)
Tangible common equity, excluding unrealized gains / losses (b) 9,101                  7,604                7,321                7,130              6,989              7,124
Add back: Preferred stock 398                      3,654                3,642                3,631              3,620              3,609
Tangible equity (c) 9,499                  11,258              10,963              10,761            10,609            10,733
Total assets (U.S. GAAP) 111,007              111,007            112,322            112,025          112,651          113,380
Less:
Goodwill (2,417)                 (2,417)              (2,417)              (2,417)            (2,417)            (2,417)
Intangible assets (62)                       (62)                   (72)                   (83)                 (94)                 (106)
Tangible assets, including unrealized gains / losses (d) 108,528              108,528            109,833            109,525          110,140          110,857
Less: Accumulated other comprehensive income / loss, before tax (483)                     (483)                 (665)                 (677)               (443)               (370)
Tangible assets, excluding unrealized gains / losses (e) 108,045              108,045            109,168            108,848          109,697          110,487
Total Bancorp shareholders' equity (U.S. GAAP) 12,292                14,051              13,884              13,701            13,408            13,497
Goodwill and certain other intangibles (2,546)                 (2,546)              (2,525)              (2,537)            (2,556)            (2,565)
Unrealized gains (314)                     (314)                 (432)                 (440)               (288)               (241)
Qualifying trust preferred securities 2,763                  2,763                2,763                2,763              2,763              2,763
Other 11                        11                      8                        (25)                 (30)                 (26)
Tier I capital 12,206                13,965              13,698              13,462            13,297            13,428
Less:
Preferred stock (398)                     (3,654)              (3,642)              (3,631)            (3,620)            (3,609)
Qualifying trust preferred securities (2,763)                 (2,763)              (2,763)              (2,763)            (2,763)            (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (30)                       (30)                   (30)                   -                 -                 -
Tier I common equity (f) 9,015                  7,518                7,263                7,068              6,914              7,056
Common shares outstanding (g) 919                      796                   796                   796                 795                 795
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (h) 100,193              100,193            98,904              98,604            99,281            100,933
Ratios:
Tangible equity (c) / (e) 8.79% 10.42% 10.04% 9.89% 9.67% 9.71%
Tangible common equity (excluding unrealized gains/losses) (b) / (e) 8.42% 7.04% 6.70% 6.55% 6.37% 6.45%
Tangible common equity (including unrealized gains/losses) (a) / (d) 8.68% 7.30% 7.06% 6.91% 6.61% 6.64%
Tangible common equity as a percent of risk-weighted assets
(excluding unrealized gains/losses) (b) / (h) 9.08% 7.59% 7.40% 7.23% 7.04% 7.06%
Tangible book value per share (a) / (g) 10.25 9.94 9.74 9.51 9.16 9.26
Tier I common equity (f) / (h) 9.00% 7.50% 7.34% 7.17% 6.96% 6.99%
For the Three Months Ended

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Regulation G Non-GAAP reconciliation
Phase out of TRUPs (TARP, Equity raise) 4Q10
Tier 1 Capital ratio
Tier 1 capital 13,964,857 $
TARP repay (3,408,000) $
TRUPs (2,762,782)
Equity raise 1,648,830 $
9,442,905 $
RWA 100,193,435 $
Asset increase - $
100,193,435 $
Tier 1 13.9%
Tier 1 pro forma 9.4%